                               EXHIBIT 24.1
                            POWERS OF ATTORNEY

                             POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael J. McCloskey and Richard S. Schoenfeldt, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of The Colonel's International, Inc. for the year ended December 31, 1996, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         Signature:      /S/ MARK D. STEVENS

                         Print Name:     /S/ MARK D. STEVENS

                         Title:          PRESIDENT AND DIRECTOR

                             POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael J. McCloskey and Richard S. Schoenfeldt, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of The Colonel's International, Inc. for the year ended December 31, 1996, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         Signature:      /S/ PATSY L. WILLIAMSON

                         Print Name:     /S/ PATSY L. WILLIAMSON

                         Title:          CHAIRPERSON OF THE BOARD AND
                          DIRECTOR

                             POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael J. McCloskey and Richard S. Schoenfeldt, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of The Colonel's International, Inc. for the year ended December 31, 1996, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         Signature:      /S/ JOHN M. DARCY

                         Print Name:     /S/ JOHN M. DARCY

                         Title:          DIRECTOR

                             POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael J. McCloskey and Richard S. Schoenfeldt, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of The Colonel's International, Inc. for the year ended December 31, 1996, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         Signature:      /S/ J. DANIEL FRISINA

                         Print Name:     /S/ J. DANIEL FRISINA

                         Title:          DIRECTOR

                             POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael J. McCloskey and Richard S. Schoenfeldt, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of The Colonel's International, Inc. for the year ended December 31, 1996, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         Signature:      /S/ TED M. GANS

                         Print Name:     /S/ TED M. GANS

                         Title:          DIRECTOR

                             POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael J. McCloskey and Richard S. Schoenfeldt, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of The Colonel's International, Inc. for the year ended December 31, 1996, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         Signature:      /S/ DONALD GORMAN

                         Print Name:     /S/ DONALD GORMAN

                         Title:          DIRECTOR